UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2013

TTM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1665 Scenic Avenue, Suite 250 Costa Mesa, California		92626
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 327-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 28, 2013, the Company entered into an Executive Change in Control Severance Agreement (the “Severance Agreement”) with Todd B. Schull, the Company’s Executive Vice President, Chief Financial Officer, Treasurer and Secretary. The Severance Agreement provides that, subject to the Company receiving a general release of claims from Mr. Schull in the form attached as Appendix II to the Severance Agreement, in the event Mr. Schull’s employment is terminated by (i) the Company without “cause” during a “pending change in control” (as such terms are defined in the Severance Agreement) or within 12 months following a “change in control” (as defined in the Severance Agreement) or (ii) by Mr. Schull for “good reason” (as defined in the Severance Agreement) within 12 months following a change in control, Mr. Schull would be entitled to receive an amount in cash equal to two times the sum of (a) Mr. Schull’s annual base salary and (b) the amount of Mr. Schull’s annual target bonus for the year in which Mr. Schull was terminated assuming the achievement of 100% of the performance target levels associated with such annual target bonus; in addition, the vesting of any of Mr. Schull’s stock options, restricted stock, and restricted stock units assumed by the surviving entity in connection with a change in control would be accelerated.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Severance Agreement, and is subject to and qualified in its entirety by reference to the complete text of the Severance Agreement, which is incorporated herein by reference to Exhibit 10.17 filed with the Current Report on Form 8-K filed by the Company on January 19, 2012.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.17	Form of Executive Change in Control Severance Agreement (incorporated by reference to Exhibit 10.17 of the Company’s Current Report on Form 8-K filed on January 19, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2013	TTM TECHNOLOGIES, INC.

	By:	/s/ Kenton K. Alder
Kenton K. Alder
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.17	Form of Executive Change in Control Severance Agreement (incorporated by reference to Exhibit 10.17 of the Company’s Current Report on Form 8-K filed on January 19, 2012)